                       SECURITIES AND EXCHANGE COMMISSION

             ------------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                December 13, 2002


                             NORTEL NETWORKS LIMITED
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                      000-30758               62-12-62580
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada            L6T 5P6
-----------------------------------------------------            ----------
    (address of principal executive offices)                     (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

ITEM 5. OTHER EVENTS

The Registrant's parent, Nortel Networks Corporation, issued a press release today announcing the amendment of certain of the guarantee and security agreements under which substantially all of the assets of the Registrant and its subsidiaries are pledged in favor of the banks under Nortel Networks credit facilities and the holders of Nortel Networks public debt securities. As part of the amendments to the security agreements, Nortel Networks has agreed to terminate US$1,175,000,000 in undrawn credit facilities that would otherwise expire in April 2003. A copy of the press release is filed herewith as Exhibit
99.1 and such press release is incorporated in its entirety by reference herein. Copies of the amendments to the U.S. Guarantee and Security Agreement, the Canadian Guarantee and Security Agreement and Certain Foreign Subsidiary Guarantees are filed herewith as Exhibits 99.2, 99.3 and 99.4, respectively.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.


    99.1  Press Release dated December 13, 2002 of Nortel Networks Corporation.

    99.2 Amendment No. 1 dated as of December 12, 2002 to the U.S. Guarantee and Security Agreement dated as of April 4, 2002 among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Lien Grantors party thereto and JPMorgan Chase Bank, as Collateral Agent.

    99.3 Amendment No. 1 dated as of December 12, 2002 to the Canadian Guarantee and Security Agreement dated as of April 4, 2002 among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent.

    99.4 Amendment No. 1 dated as of December 12, 2002 to certain Foreign Subsidiary Guarantees dated as of April 4, 2002 among Nortel Networks (Ireland) Limited, Nortel Networks UK Limited, Nortel Networks (Asia) Limited and JPMorgan Chase Bank, as Collateral Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTEL NETWORKS LIMITED


                                     By:   /s/ DOUGLAS C. BEATTY
                                           -----------------------------------
                                           Douglas C. Beatty
                                           Chief Financial Officer


                                     By:   /s/ BLAIR F. MORRISON
                                           -----------------------------------
                                           Blair F. Morrison
                                           Assistant Secretary



Dated:  December 13, 2002

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press Release dated December 13, 2002 of Nortel Networks Corporation.

99.2     Amendment No. 1 dated as of December 12, 2002 to the U.S. Guarantee and
         Security Agreement dated as of April 4, 2002 among Nortel Networks
         Limited, Nortel Networks Inc., the Subsidiary Lien Grantors party thereto and JPMorgan Chase Bank, as Collateral Agent.

99.3 Amendment No. 1 dated as of December 12, 2002 to the Canadian Guarantee and Security Agreement dated as of April 4, 2002 among Nortel Networks
         Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent.

99.4     Amendment No. 1 dated as of December 12, 2002 to certain Foreign
         Subsidiary Guarantees dated as of April 4, 2002 among Nortel Networks
         (Ireland) Limited, Nortel Networks UK Limited, Nortel Networks (Asia)
         Limited and JPMorgan Chase Bank, as Collateral Agent.